PIONEER
MASSACHUSETTS
DOUBLE TAX-FREE
FUND

ANNUAL REPORT
SEPTEMBER 30, 1995

DEAR SHAREOWNER,

Pioneer Massachusetts Double Tax-Free Fund completed its third fiscal year on September 30, 1995. This report details the favorable environment for municipal bond investing during the period, and highlights your Fund's impressive results. In fact, the Fund's total return for the year ended September 30, 1995, was the highest among all 44 Massachusetts municipal debt funds tracked by Lipper Analytical Services, an independent mutual fund research firm.1 While we encourage you to look at the Fund as a long-term investment, we are pleased with its recent shorter-term results.

                          HOW YOUR FUND PERFORMED

We report the following for Pioneer Massachusetts Double Tax-Free Fund as of September 30, 1995:

* A tax-free 30-day yield of 4.80%.2

  Your Fund's tax-free yield was equivalent to a taxable yield of 9.03% at the end of the period, based on the 46.85% maximum combined federal and Massachusetts personal income tax rate.

* Shareowners received tax-exempt dividends totaling $0.546 per share for the year.

* Net asset value stood at $10.98 per share, versus $10.29 one year earlier.

* The Fund's total return for the year ended
  September 30 was 12.36% based on net asset value, and 8.46% based on public offering price. Total return represents the change in share price and assumes reinvestment of all distributions at net asset value.

For additional performance information, turn to page 3.

                     BOND PRICES ROSE DURING THE YEAR

Over the past year, the Federal Reserve (the Fed) raised short-term interest rates twice, on November 15 and February 1, bringing the federal funds rate as high as 6.0% and triggering periods of falling bond prices. The Fed's decision to raise rates was based on its fear of too-fast economic growth and inflation. Investors, also uncertain about these matters, added to the bond market's turmoil, fueling its poor performance in 1994.

Moving into 1995, however, the Fed's efforts began to have the desired effect; many economic indicators slowed, and inflation remained low. Even the Fed's rate hike on February 1 did little to temper the bond market's positive momentum; if anything, many investors saw the increase as an indication of the Fed's determination to keep the economy from expanding too quickly. In fact, in response to ongoing signs of slowing economic growth, the Fed lowered the federal funds rate to 5.75% on July 6. This action pushed many bond prices to some of the highest levels of the year. While various events temporarily caused prices to fall, conditions over the past 12 months were favorable -- and rewarding -- for bond investors.

Municipal investors in particular benefited over the year, thanks in large part to the record low supply of securities made available in 1994 and 1995, combined with the $35 billion of municipal securities retired on July 1. Demand for short- term municipal bonds increased as the period progressed, while demand for long- term municipal bonds fell. This shift in demand was spurred by ongoing discussions of tax reform; because of the uncertainty surrounding the type and timing of tax reform, investors are demanding higher yields on long-maturity bonds to offset their heightened risk. As a result, short-maturity issues became "rich" toward the end of the period, relative to Treasury securities, while long maturities became "cheap."

                    HOW PIONEER MANAGED YOUR INVESTMENT

Your Fund's portfolio holdings had an average quality rating of AA on September 30, 1995. This high-quality focus should provide a level of comfort to conservative investors uncomfortable with bonds rated below investment-grade. Your Fund's management does not invest in lower-quality securities or speculative investments. The Fund also avoids issues subject to the alternative minimum tax (AMT).

                             PORTFOLIO QUALITY
                        (as of September 30, 1995)

                    Cash and Cash Equivalents 2%
                                           A 45%
                                          AA 13%
                                         AAA 40%


1 Ranking does not account for sales charges or fee waivers. Past performance does not guarantee future results.

2 Based  on a  standard  formula  prescribed  by  the  Securities  and  Exchange
  Commission. The Fund's investment manager, Pioneering Management Corporation, currently is reducing its management fee and certain other expenses, otherwise the Fund's total return would have been lower and the yield would have been 2.52%.

Your management reduced the Fund's exposure to long-maturity bonds over the quarter. Given the ongoing debate about tax reform, and flat taxes in particular, we think a more conservative position will be most successful in maintaining the Fund's share price and income stream. By the end of the period, the Fund's holdings had an average effective life of 13 years, versus 17 years on September 30, 1994. We reduced the Fund's weighting in bonds with more than 10 years to maturity to 64% of the portfolio, versus 94% one year ago. Instead, we significantly increased the number of intermediate-term holdings to take advantage of their greater liquidity and share price stability. We made the largest increase in the seven-to-10-year range, which totaled 31% of the portfolio on September 30, versus 4% one year ago.

                            PORTFOLIO MATURITY
                        (as of September 30, 1995)

                                   0-7 Years  5%
                                  7-10 Years 31%
                                 10-20 Years 52%
                                   20+ Years 12%

The Fund remains diversified across market sectors within the Commonwealth. We continue to favor securities that finance essential services, as well as those with an income stream that is dedicated to the repayment of principal and interest. Our approach inevitably leads to high-quality investments in revenue bonds sold to finance schools, roads and water/sewer facilities. As of September 30, 21% of the portfolio was invested in bonds issued by prestigious private schools and universities. The fiscal well-being of these establishments tends to come from large endowments and independent financial resources, as well as high demand, and does not rely on the Commonwealth's economy. At the period's end, your Fund also had 12% of its portfolio in transportation bonds. Issuers such as Massachusetts Port Authority, Massachusetts Turnpike Authority and Massachusetts Bay Transit Authority use tolls and user fees to ensure payment on their issues, and have a solid track record for repaying their debt.

                               LOOKING AHEAD

After a slow start to the fiscal year, improving conditions -- low inflation, a moderately paced economy and favorable interest rates -- have significantly lifted the bond market. In fact, these conditions have enabled investors to erase 1994's losses and enjoy rising bond prices. While the past two years remind us that investing can be volatile, they also illustrate the benefit of maintaining a longer-term horizon and considering temporary downturns as buying opportunities.

As we move into your Fund's fourth fiscal year, we will continue to monitor events affecting the bond market, including changes in interest rates, economic data and the strength of the U.S. dollar. For the municipal bond market, we will closely watch political debates about the national deficit, new federal budget and tax reform. The impact on municipal bonds will depend on a number of factors, including the rates at which unearned income is taxed, which deductions are eliminated, the percentage of taxpayers subject to each rate, and whether additional restrictions are placed on municipal bond issuance. We expect the national debate to heat up as specific tax-reform proposals are put forth and opponents formulate responses.

Even with tax reform, your management is confident that municipal bonds will continue to play a significant role for investors, especially given their recent value and limited supply. In addition, the Fund's conservative positioning should be effective in minimizing the effects of interest rate changes and other external events. We believe our strategy will offer shareowners rewarding performance and a high level of comfort.

The following pages provide the Fund's audited list of portfolio holdings and financial statements as of September 30, 1995. If you have any questions about your investment in Pioneer Massachusetts Double Tax-Free Fund, please contact your investment representative, or call Pioneer at 1-800-225-6292.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President,
Pioneer Massachusetts Double Tax-Free Fund

November 10, 1995

                      GROWTH OF A $10,000 INVESTMENT*

This  chart  shows  the  growth  of  a  $10,000   investment   made  in  Pioneer
Massachusetts Double Tax-Free Fund, compared with the growth of the Lehman Brothers Municipal Bond Index.+

                      PIONEER MASSACHUSETTS DOUBLE TAX-FREE FUND
                             AVERAGE ANNUAL TOTAL RETURNS
                              (AS OF SEPTEMBER 30, 1995)
                       NET ASSET VALUE  PUBLIC OFFERING PRICE*
Life-of-Fund
(2/19/93)                     4.85%              3.45%
1 YEAR                       12.36               8.46

                            PIONEER                 LEHMAN
                          MASSACHUSETTS            BROTHERS
                             DOUBLE                MUNICIPAL
                            TAX-FREE                 BOND
                              FUND                  INDEX
 2/28/93                     9,650                  10,000
 3/31/93                     9,628                   9,894
 6/30/93                     9,993                  10,218
 9/30/93                    10,369                  10,564
12/30/93                    10,482                  10,712
 3/30/94                     9,698                  10,124
 6/30/94                     9,750                  10,238
 9/30/94                     9,713                  10,306
12/30/94                     9,572                  10,158
 3/30/95                    10,425                  10,876
 6/30/95                    10,633                  11,138
 9/30/95                    10,913                  11,458


+ Index comparisons begin February 28, 1993.
* Reflects deduction of the maximum 3.5% sales charge at the beginning of the period and assumes reinvestment of all distributions at net asset value.

The Lehman Brothers Municipal Bond Index is an unmanaged, composite measure of investment-grade municipal bonds. Index returns assume reinvestment of dividends, but, unlike Fund returns, do not reflect any fees, expenses or sales charges. Investors cannot invest directly in the Index.

Past performance does not guarantee future results. Return and principal fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. A portion of income may be subject to state and local taxes, although the Fund intends to minimize any taxable income.

SCHEDULE OF INVESTMENTS -- PIONEER MASSACHUSETTS DOUBLE TAX-FREE FUND -- SEPTEMBER 30, 1995

               STANDARD
              & POOR'S/
               MOODY'S
               RATINGS
PRINCIPAL     (UNAU-
 AMOUNT        DITED)                                                    VALUE
                           TAX-EXEMPT SECURITIES -- 100%+
                           MASSACHUSETTS -- 86.7%
$100,000   AAA/Aaa     Attleboro General Obligation, AMBAC Insured,
                         5.3%, 2003                                  $  103,197
100,000    AAA/Aaa     Boston General Obligation, AMBAC Insured,
                         5.55%, 2008                                    101,154
120,000    AAA/NR      Boston Industrial Development Financing
                         Authority Revenue, ConnieLee Insured,
                         5.25%, 2014                                    112,589
150,000    A/A         Boston Water and Sewer Commission Revenue,
                         5.4%, 2009                                     146,736
100,000    NR/Aaa      Brookline General Obligation, 5.6%, 2012         100,399
150,000    A+/A1       Commonwealth of Massachusetts General
                         Obligation, 5.2%, 2004                         152,946
125,000    NR/Aaa      Concord Electric Improvement General
                         Obligation, 5.0%, 2012                         118,061
125,000    AAA/Aaa     Dighton & Rehoboth Regional School District
                         General Obligation, AMBAC Insured, 5.4%,
                         2009                                           124,039
150,000    NR/A1       Harwich General Obligation, 5.5%, 2010           147,476
125,000    NR/Aa       Hingham General Obligation, 5.1%, 2006           127,110
50,000     A+/A1       Massachusetts Bay Transportation Authority
                         Revenue, 5.2%, 2003                             51,172
100,000    A+/A1       Massachusetts Bay Transportation Authority
                         Revenue, 6.1%, 2013                            104,037
175,000    A+/A1       Massachusetts Convention Center Authority
                         Revenue, Boston Common Parking Garage,
                         5.375%, 2013                                   166,583
100,000    A+/A1       Massachusetts Health and Educational
                         Facilities Authority Revenue, Boston
                         College, 5.125%, 2008                           97,313
100,000    AA+/Aaa     Massachusetts Health and Educational
                         Facilities Authority Revenue, Massachu-
                         setts Institute of Technology, 5.0%, 2011       93,367
100,000    AA+/Aaa     Massachusetts Health and Educational
                         Facilities Authority Revenue, Massachu-
                         setts Institute of Technology, 5.0%, 2023       88,518
100,000    AA-/Aa      Massachusetts Health and Educational
                         Facilities Authority Revenue, Smith
                         College, 5.625%, 2010                           98,660
150,000    NR/A        Massachusetts Health and Educational
                         Facilities Authority Revenue, Wheaton
                         College, 5.125%, 2009                          143,770
100,000    AA/Aa1      Massachusetts Health and Educational
                         Facilities Authority Revenue, Williams
                         College, 5.5%, 2017                             95,712
100,000    AAA/Aaa     Massachusetts Housing Finance Agency
                         Residential Development, FNMA Collater-
                         alized, 6.25%, 2014                            100,820
125,000    NR/A        Massachusetts Industrial Financial Agency
                         Revenue, Brooks School, 5.95%, 2023            123,812
100,000    A+/A1       Massachusetts Industrial Financial Agency
                         Revenue, Holy Cross College, 6.375%, 2015      102,591
100,000    AA/Aa1      Massachusetts Industrial Financial Agency
                         Revenue, Phillips Academy, 5.375%, 2023         92,210
100,000    AAA/Aaa     Massachusetts Municipal Wholesale Electric
                         Company Revenue, AMBAC Insured, 5.1%, 2007      98,257
150,000    AA-/Aa      Massachusetts Port Authority Revenue, 6.0%,
                         2013                                           152,193
150,000    AA/A1       Massachusetts State Special Obligation
                         Revenue, 6.0%, 2013                            150,556
125,000    A+/A1       Massachusetts Turnpike Authority Revenue,
                         5.0%, 2013                                     113,414
125,000    A/A         Massachusetts Water Resources Authority
                         Revenue, 6.25%, 2010                           129,367
125,000    AAA/Aaa     Monson General Obligation, MBIA Insured, 5.3%,
                         2006                                           127,935
100,000    AAA/Aaa     North Andover General Obligation, AMBAC
                         Insured, 5.6%, 2009                            100,759
100,000    AAA/Aaa     Sandwich General Obligation, AMBAC Insured,
                         5.2%, 2005                                     102,520
100,000    AAA/Aaa     South Essex Sewer District, General
                         Obligation, MBIA Insured, 6.5%, 2006           110,809
100,000    AAA/Aaa     University of Massachusetts Building
                         Authority Revenue, MBIA Insured, 5.5%, 2004    104,160
75,000     NR/Aaa      Weston General Obligation, 5.8%, 2012             76,048
                                                                     $3,858,290


The accompanying notes are an integral part of these financial statements.
                                   4


                          PUERTO RICO -- 13.3%
125,000    A/BAA1      Commonwealth of Puerto Rico General
                         Obligation, 6.0%, 2022                      $  122,861
200,000    A-/Baa1     Puerto Rico Electric Power Authority Revenue,
                         5.25%, 2007                                    197,222
100,000    A/Baa1      Puerto Rico Highway Authority Revenue, 6.0%,
                         2020                                            98,093
175,000    A+/A        Puerto Rico Telephone Authority Revenue, 5.4%,
                         2008                                           175,740
                                                                     $  593,916
                           TOTAL INVESTMENT INTAX-EXEMPT SECURITIES
                           -- 100% (Total Cost $4,452,579)(a)(b)     $4,452,206

 + The concentration of investments in securities by type of obligation/market sector is as follows:

General Obligation                                                 18.7%
Insured                                                            24.0%
Revenue Bonds:
   Transportation Revenue                                          11.5%
   Power Revenue                                                    4.4%
   Housing Revenue                                                  2.2%
   Education Revenue                                               20.7%
   Electric, Water & Sewer Revenue                                  6.1%
   Sales Tax Revenue                                                3.3%
   Other Revenues                                                   7.6%
Reserves                                                            1.5%


NR Not Rated.
(a) At September 30, 1995, the net unrealized loss on investments based on cost for federal income tax purposes of $4,452,579 was as follows:

    Aggregate gross unrealized gain for all investments
    in which there is an excess of value over tax cost                $ 55,472
    Aggregate gross unrealized loss for all investments
    in which there is an excess of tax cost over value                 (55,845)
    Net unrealized loss                                                 $ (373)

(b) At September 30, 1995, the Fund had a net capital loss carryforward of $55,763, which will expire between 2002 and 2003 if not utilized. Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 1995 aggregated $1,195,429 and $648,245, respectively.

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 1995 aggregated $1,195,429 and $648,245, respectively.

The accompanying notes are an integral part of these financial statements.

PIONEER MASSACHUSETTS DOUBLE TAX-FREE FUND
BALANCE SHEET -- SEPTEMBER 30, 1995

ASSETS:
   Investments in tax-exempt securities, at value (cost
     $4,452,579; see Schedule of Investments and Note 1)             $4,452,206
   Cash                                                                  66,115
   Receivables --
     Interest                                                            68,459
     Trust shares sold                                                      250
   Due from Pioneering Management Corporation (Note 2)                   23,136
   Other                                                                  3,189
       Total assets                                                  $4,613,355
LIABILITIES:
   Dividends payable                                                     $2,492
   Accrued expenses (Notes 2, 3 and 4)                                   27,840
       Total liabilities                                                $30,332
NET ASSETS:
   Paid-in capital (Note 1)                                          $4,639,159
   Accumulated net realized loss on investments                         (55,763)
   Net unrealized loss on investments                                      (373)
       Total net assets (equivalent to $10.98 per share based on
        417,218 trust shares outstanding -- unlimited number of
        shares authorized)                                           $4,583,023

PIONEER MASSACHUSETTS DOUBLE TAX-FREE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1995

INVESTMENT INCOME (NOTE 1):
   Interest                                                            $227,238
EXPENSES:
   Management fees (Note 2)                               $24,024
   Distribution fees (Note 4)                               1,082
   Transfer agent fees (Note 3)                             2,380
   Registration fees                                        2,650
   Professional fees                                       15,835
   Accounting (Note 2)                                     43,031
   Custodian fees                                           7,384
   Printing                                                 2,810
   Fees and expenses of nonaffiliated trustees              4,300
   Regulatory reporting                                     9,255
   Miscellaneous                                            6,102
     Total expenses                                      $118,853
   Less management fees waived and expenses assumed by
     Pioneering Management Corporation
     (Note 2)                                              98,833
   Net expenses                                                         $20,020
    Net Investment income                                              $207,218
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                    $(48,347)
   Change in net unrealized loss on investments                         303,884
       Net gain on investments                                         $255,537
          Net increase in net assets resulting from
           operations                                                  $462,755

The accompanying notes are an integral part of these financial statements.

PIONEER MASSACHUSETTS DOUBLE TAX-FREE FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 1995 AND 1994

                                                            1995         1994
FROM OPERATIONS:
   Net investment income                                  $207,218     $189,812
   Net realized loss on investments                        (48,347)      (7,416)
   Change in net unrealized gain (loss) on investments     303,884     (435,876)
     Net increase (decrease) in net assets resulting
       from operations                                    $462,755    $(253,480)
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ($0.55 and $0.58 per
     share, respectively)                                $(207,218)   $(189,812)
   In excess of net investment income ($0.00 and $0.00
     per share, respectively)                                 --           (882)
       Decrease in net assets resulting from
         distributions to shareholders                   $(207,218)   $(190,694)
FROM TRUST SHARE TRANSACTIONS:             SHARES
   Net proceeds from sale of shares  54,141    282,933    $586,518   $3,194,734
   Net asset value of shares issued
     to shareholders in reinvest-
     ment of dividends               17,958     15,911     189,671      172,985
   Cost of shares repurchased       (21,786)  (206,237)   (222,614)  (2,325,810)
     Increase in net assets
       resulting from trust share
       transactions                  50,313     92,607    $553,575   $1,041,909
       Net increase in net assets                         $809,112     $597,735
NET ASSETS:
   Beginning of year                                     3,773,911    3,176,176
   End of year                                          $4,583,023   $3,773,911

PIONEER MASSACHUSETTS DOUBLE TAX-FREE FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                            YEAR ENDED           YEAR ENDED           PERIOD ENDED
                                        SEPTEMBER 30, 1995   SEPTEMBER 30, 1994    SEPTEMBER 30, 1993+
Net asset value, beginning of period            $10.29             $11.58              $11.12
Increase (decrease) from investment
  operations:
   Net investment income                         $0.55              $0.58               $0.37
   Net realized and unrealized gain
     (loss) on investments                        0.69              (1.29)               0.46
       Total increase (decrease) from
        investment operations                    $1.24             $(0.71)              $0.83
Distributions to shareholders from:
   Net investment income                         (0.55)             (0.58)              (0.37)
Net increase (decrease) in net asset value       $0.69             $(1.29)              $0.46
Net asset value, end of period                  $10.98             $10.29              $11.58
Total return*                                    12.36%             (6.33)%               7.58%
Ratio of net operating expenses to average
  net assets                                      0.50%              0.35%             0.00%**
Ratio of net investment income to average
  net assets                                      5.15%              5.23%             5.22%**
Portfolio turnover rate                          16.58%              2.65%               0.00%
Net assets, end of period                   $4,583,023         $3,773,911          $3,176,176
Ratios assuming no waiver of fees and
  assumption of expenses:
   Net operating expenses                         2.95%              3.45%             4.89%**
   Net investment income                          2.70%              2.13%             0.33%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + The Fund commenced operations on February 19, 1993.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1995

     1. Pioneer Massachusetts Double Tax-Free Fund (the Fund), one of three funds that currently composes Pioneer Tax-Free State Series Trust, is a Massachusetts business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. As of September 30, 1995, The Pioneer Group, Inc. (PGI) was the beneficial owner of approximately 54% of the outstanding shares of the Fund. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

    A. Security Valuation -- Security transactions are recorded on trade date. Securities are valued based on valuations furnished by an independent pricing service that utilizes a matrix system. This matrix system reflects such factors as security prices, yields, maturities and ratings and is supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Market discount and premium are accreted or amortized daily on a straight-line basis. Original issue discount is accreted daily to interest income on a yield-to-maturity basis. Temporary cash investments are valued at amortized cost plus accrued interest, which approximates value. Interest income is recorded on the accrual basis.

    Gains and losses on sales of investments are calculated on the "identified cost" method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

    B. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    C. Trust Shares -- The Fund records sales and repurchases of its trust shares on trade date. Shares are sold and redeemed on a continuous basis at net asset value per share. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of PGI. PFD earned $2,289 in underwriting commissions on the sale of the Fund's trust shares during the year ended September 30, 1995. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on the last business day of the month. Short-term capital gain distributions, if any, may be paid with the daily dividends.

    2. Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets.

    PMC has agreed not to impose a portion of its management fees and to assume other operating expenses for the Fund to the extent necessary to limit the Fund's expenses to an annual rate of 0.50% of the Fund's average daily net assets up to $20 million; 0.55% of the next $5 million; 0.60% of the next $5 million; 0.65% of the next $5 million; 0.70% of the next $5 million; and 0.75% of the excess over $40 million. PMC's agreement is temporary and voluntary and may be revised or terminated at any time.

    In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in Accrued expenses is $5,555 in accounting fees payable to PMC at September 30, 1995.

    3. Pioneering Services Corporation (PSC), a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in Accrued expenses is $1,649 in transfer agent fees payable to PSC at September 30, 1995.

    4. The Fund adopted a Plan of Distribution (the Plan) that allows for the Fund to reimburse PFD for expenditures to finance any activities primarily intended to result in the sale of trust shares. The Plan provides for reimbursement of such expenditures in an amount not to exceed 0.25% of the Fund's average daily net assets. In addition, a service fee of 0.15% of the Fund's daily net assets is accrued daily and paid quarterly. Included in Accrued expenses is $2,712 in distribution fees payable to PFD at September 30, 1995.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF
    PIONEER MASSACHUSETTS DOUBLE TAX-FREE FUND:

We have audited the accompanying balance sheet of Pioneer Massachusetts Double Tax-Free Fund (one of the portfolios that composes Pioneer Tax-Free State Series Trust), including the schedule of investments as of September 30, 1995, and the related statement of operations, statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Massachusetts Double Tax-Free Fund of Pioneer Tax-Free State Series Trust as of September 30, 1995, the results of its operations, changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                        ARTHUR ANDERSEN LLP

Boston, Massachusetts
October 27, 1995

                      TAX TREATMENT OF DISTRIBUTIONS
               MADE DURING THE YEAR ENDED SEPTEMBER 30, 1995

During the year ended September 30, 1995, Pioneer Massachusetts Double Tax-Free Fund paid the following distributions from net investment income:


                                             DISTRIBUTIONS
PAYMENT DATE                                   PER SHARE
10/31/94                                        $0.043
11/30/94                                         0.046
12/30/94                                         0.049
01/31/95                                         0.044
02/28/95                                         0.046
03/31/95                                         0.049
04/28/95                                         0.043
05/31/95                                         0.045
06/30/95                                         0.047
07/31/95                                         0.042
08/31/95                                         0.046
09/29/95                                         0.046
                                                $0.546

Of the Fund's total per share distribution for this period, 100% is tax-exempt and should be reported on Form 1040, line 8b, U.S. Individual Tax Return.

TRUSTEES' FEES, PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP OF
TRUSTEES AND OFFICERS (UNAUDITED)

    The aggregate direct remuneration paid on behalf of the Fund to nonaffiliated trustees and officers during the period ended September 30, 1995 was approximately $1,800 plus expenses incurred in attending trustees meetings of approximately $2,600. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and principal underwriter, respectively, of the Fund ($167 in 1995) are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management contract with the Fund. At September 30, 1995, the trustees and officers of the Fund owned beneficially 2,517 shares of the Fund (approximately 0.60% of the outstanding shares). The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 15% of the outstanding shares of capital stock at September 30, 1995.

 PIONEER MASSACHUSETTS
 DOUBLE TAX-FREE FUND
 60 State Street
 Boston, Massachusetts 02109

 OFFICERS
 JOHN F. COGAN, JR., Chairman and President
 DAVID D. TRIPPLE, Executive Vice President
 KATHLEEN D. McCLASKEY, Vice President
 WILLIAM H. KEOUGH, Treasurer
 JOSEPH P. BARRI, Secretary

 TRUSTEES
 JOHN F. COGAN, JR.
 RICHARD H. EGDAHL, M.D.
 MARGARET B. W. GRAHAM
 JOHN W. KENDRICK
 MARGUERITE A. PIRET
 DAVID D. TRIPPLE
 STEPHEN K. WEST
 JOHN WINTHROP

 INDEPENDENT PUBLIC ACCOUNTANTS
 ARTHUR ANDERSEN LLP

 INVESTMENT ADVISER
 PIONEERING MANAGEMENT CORPORATION

 PRINCIPAL UNDERWRITER
 PIONEER FUNDS DISTRIBUTOR, INC.

 CUSTODIAN
 BROWN BROTHERS HARRIMAN & CO.

 LEGAL COUNSEL
 HALE AND DORR

 SHAREHOLDER SERVICES AND TRANSFER AGENT
 PIONEERING SERVICES CORPORATION
 60 State Street
 Boston, Massachusetts 02109



   Please call Pioneer for information on:
   Existing accounts, new accounts,
   prospectuses, applications, and
   service forms...........  1-800-225-6292
   Fund yields and prices..  1-800-225-4321
   Toll-free fax...........  1-800-225-4240
   Retirement plans........  1-800-622-0176
   Telecommunications Device
   for the Deaf (TDD)......  1-800-225-1997

 When distributed to persons who are not
 shareowners of the Fund, this report must be accompanied by an official prospectus that discusses the objectives, policies, sales charges and other information about the Fund.

 1195-2826
 (C)Pioneer Funds Distributor, Inc.